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                                                                    EXHIBIT 23-1

                              ARTHUR ANDERSEN LLP
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated March 5, 1997 included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-11983.

                                                        ARTHUR ANDERSEN LLP



Philadelphia, Pa
   March 5, 1997